Exhibit 99.1

Blackstone Reports First Quarter 2026 Results

New York, April 23, 2026: Blackstone (NYSE:BX) today reported its first quarter 2026 results.

Stephen A. Schwarzman, Chairman and Chief Executive Officer, said, “Blackstone delivered outstanding first-quarter results despite the turbulent environment, highlighted by almost $70 billion of inflows and positive appreciation across nearly all of our flagship strategies. Our all-weather model protects us in these times of disruption while also allowing us to invest where we see the greatest opportunity.”

Blackstone issued a full detailed presentation of its first quarter 2026 results, which can be viewed at

www.blackstone.com.

Dividend

Blackstone has declared a quarterly dividend of $1.16 per share to record holders of common stock at the close of business on May 4, 2026. This dividend will be paid on May 11, 2026.

Quarterly Investor Call Details

Blackstone will host its first quarter 2026 investor conference via public webcast on April 23, 2026, at 9:00 a.m. ET.

To register, please use the following link:

https://event.webcasts.com/starthere.jsp?ei=1757288&tp_key=030d40a759. For those unable to listen to the live broadcast, there will be a webcast replay on the Shareholders section of Blackstone’s website at

https://ir.blackstone.com/.

Blackstone

345 Park Avenue, New York, NY 10154

T 212 583 5000

www.blackstone.com

About Blackstone

Blackstone is the world’s largest alternative asset manager. Blackstone seeks to deliver compelling returns for institutional and individual investors by strengthening the companies in which the firm invests. Blackstone’s over

$1.3 trillion in assets under management include global investment strategies focused on real estate, private equity, credit, infrastructure, life sciences, growth equity, secondaries and hedge funds. Further information is available at www.blackstone.com. Follow @blackstone on LinkedIn, X (Twitter), and Instagram.

Forward-Looking Statements

This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect our current views with respect to, among other things, our operations, taxes, earnings and financial performance, share repurchases and dividends. You can identify these forward-looking statements by the use of words such as

“outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,”

“approximately,” “predicts,” “intends,” “plans,” “scheduled,” “estimates,” “anticipates,” “opportunity,” “leads,”

“forecast,” “possible” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include but are not limited to those described under the section entitled “Risk Factors” in our Annual

Report on Form 10-K for the year ended December 31, 2025, as such factors may be updated from time to time in our subsequent filings with the United States Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report and in our other periodic filings.

The forward-looking statements speak only as of the date of this report, and we undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

This presentation does not constitute an offer of any Blackstone Fund.

Investor and Media Relations Contacts

Weston Tucker Blackstone Tel: +1 (212) 583-5231 tucker@blackstone.com	Christine Anderson Blackstone Tel: +1 (212) 583-5182 christine.anderson@blackstone.com

Blackstone’s First

Quarter 2026 Earnings

APRIL 23, 2026

BLACKSTONE’S FIRST QUARTER 2026 GAAP RESULTS

▪	GAAP Net Income was $1.3 billion for the quarter and $6.1 billion over the last twelve months (“LTM”). GAAP Net Income Attributable to Blackstone Inc. was $650 million for the quarter and $3.1 billion over the LTM.

($ in thousands, except per share data) (unaudited)	1Q’25	1Q’26	1Q’25 LTM	1Q’26 LTM

Revenues

Management and Advisory Fees, Net	$1,904,317	$2,148,620	$7,366,105	$8,319,904

Incentive Fees	191,825	165,419	976,662	951,796

Performance Allocations	825,251	1,386,625	3,555,944	4,866,680

Principal Investments	344,255	(241,982)	516,884	359,699

Interest and Dividend Revenue	97,420	107,940	410,740	426,613

Other	(73,610)	50,973	5,263	(146,290)

Total Revenues	$3,289,458	$3,617,595	$12,831,598	$14,778,402

Expenses

Compensation and Benefits	1,431,840	1,744,415	5,117,589	5,933,104

General, Administrative and Other	332,373	372,821	1,324,332	1,564,996

Interest Expense	118,115	137,053	453,600	527,252

Fund Expenses	12,104	8,004	27,830	45,116

Total Expenses	$1,894,432	$2,262,293	$6,923,351	$8,070,468

Other Income	$57,575	$99,755	$124,180	$466,168

Income Before Provision for Taxes	$1,452,601	$1,455,057	$6,032,427	$7,174,102

Provision for Taxes	243,827	197,150	981,827	1,078,346

Net Income	$1,208,774	$1,257,907	$5,050,600	$6,095,756

Redeemable NCI in Consolidated Entities	7,900	21,010	(13,720)	58,610

Non-Redeemable NCI in Consolidated Entities	586,022	587,168	2,520,346	2,983,055

Net Income Attributable to Blackstone Inc.	$614,852	$649,729	$2,543,974	$3,054,091

Net Income Per Share of Common Stock, Basic	$0.80	$0.83	$3.31	$3.90

Net Income Per Share of Common Stock, Diluted	$0.80	$0.83	$3.31	$3.90

Throughout this presentation, all current period amounts are preliminary and unaudited. Totals may not add due to rounding. See pages 36-38, Definitions and
Dividend Policy, for definitions of terms used throughout this presentation. NCI means non-controlling interests.	Blackstone | 1

BLACKSTONE’S FIRST QUARTER 2026 HIGHLIGHTS

Financial Measures

▪  Fee Related Earnings (“FRE”) of $1.5 billion ($1.26/share) in the quarter

–

FRE was $6.0 billion over the LTM ($4.90/share)

▪  Distributable Earnings (“DE”) of $1.8 billion ($1.36/share) in the quarter

–

DE was $7.5 billion over the LTM ($5.84/share)

▪  Net Accrued Performance Revenues of $7.0 billion ($5.69/share)

Capital Metrics

▪  Total Assets Under Management (“AUM”) of $1,304.0 billion

–

Fee-Earning AUM of $937.6 billion

–

Perpetual Capital AUM of $539.7 billion

▪  Inflows of $68.5 billion in the quarter and $246.3 billion over the LTM

▪  Deployment of $35.6 billion in the quarter and $137.4 billion over the LTM

▪  Realizations of $35.9 billion in the quarter and $136.0 billion over the LTM

Capital Returned to Shareholders

▪  Dividend of $1.16 per common share payable on May 11, 2026

–

Dividends of $4.97 per common share over the LTM

▪  Repurchased 0.2 million common shares in the quarter and 0.8 million common shares over the LTM

▪  $1.5 billion to be distributed to shareholders with respect to the first quarter and
$6.5 billion over the LTM through dividends and share repurchases

Blackstone | 2

BLACKSTONE’S FIRST QUARTER 2026 SEGMENT EARNINGS

($ in thousands, except per share data)	1Q’25	1Q’26	% Change vs. 1Q’25	1Q’25 LTM	1Q’26 LTM	% Change vs. 1Q’25 LTM

Management and Advisory Fees, Net	$1,891,998	$2,132,808	13%	$7,317,961	$8,256,859	13%

Fee Related Performance Revenues	293,915	488,098	66%	2,134,359	2,019,611	(5)%

Fee Related Compensation	(616,982)	(729,470)	18%	(2,802,227)	(2,803,189)	0%

Other Operating Expenses	(306,875)	(343,455)	12%	(1,265,989)	(1,449,819)	15%

Fee Related Earnings	$1,262,056	$1,547,981	23%	$5,384,104	$6,023,462	12%

Realized Performance Revenues	460,023	780,494	70%	2,210,661	3,136,000	42%

Realized Performance Compensation	(220,924)	(364,056)	65%	(919,146)	(1,233,727)	34%

Realized Principal Investment Income	117,910	31,973	(73)%	200,498	333,806	66%

Net Realizations	357,009	448,411	26%	1,492,013	2,236,079	50%

Total Segment Distributable Earnings	$1,619,065	$1,996,392	23%	$6,876,117	$8,259,541	20%

Distributable Earnings	$1,410,805	$1,764,838	25%	$6,111,169	$7,464,897	22%

Additional Metrics:

Net Income Per Share of Common Stock, Basic	$0.80	$0.83	4%	$3.31	$3.90	18%

FRE per Share	$1.03	$1.26	22%	$4.40	$4.90	11%

DE per Common Share	$1.09	$1.36	25%	$4.75	$5.84	23%

Total Segment Revenues	$2,763,846	$3,433,373	24%	$11,863,479	$13,746,276	16%

Total Assets Under Management	$1,167,461,910	$1,304,017,634	12%	$1,167,461,910	$1,304,017,634	12%

Fee-Earning Assets Under Management	$860,069,950	$937,596,454	9%	$860,069,950	$937,596,454	9%

Fee Related Earnings per Share is based on end of period DE Shares Outstanding (see page 24, Share Summary). DE per Common Share is based on DE Attributable to Common Shareholders (see page 23, Shareholder Dividends) and end of period Participating Common Shares outstanding. LTM FRE per Share and DE per

Common Share amounts represent the sum of the last four quarters. See pages 32-33 for the Reconciliation of GAAP to Total Segments.

Blackstone | 3

INVESTMENT PERFORMANCE AND NET ACCRUED PERFORMANCE REVENUES

▪	Appreciation across strategies led to higher Net Accrued Performance Revenues quarter-over-quarter of $7.0 billion ($5.69/share).

Investment Performance

(appreciation / gross returns)

	1Q’26	1Q’26 LTM

Real Estate

Opportunistic	(0.9)%	(1.6)%

Core+	0.8%	2.6%

Private Equity

Corporate Private Equity	3.2%	15.7%

Tactical Opportunities	3.6%	10.9%

Secondaries	0.7%	12.7%

Infrastructure	7.8%	24.8%

Credit & Insurance

Private Credit	0.6%	8.9%

Liquid Credit	(1.3)%	4.1%

Multi-Asset Investing

Absolute Return Composite	1.7%	12.2%

Net Accrued Performance Revenues

($ in millions)

Investment Performance represents fund appreciation for Real Estate and Private Equity and gross returns for Credit & Insurance and Multi-Asset Investing.

Secondaries appreciation excludes GP Stakes. Private Credit net returns were (0.0)% and 5.7% for 1Q’26 and 1Q’26 LTM, respectively. Liquid Credit net returns were (1.4)% and 3.6% for 1Q’26 and 1Q’26 LTM, respectively. Absolute Return Composite net returns were 1.5% and 11.0% for 1Q’26 and 1Q’26 LTM,

respectively. See notes on page 34 for additional details on these strategies and our investment performance.

Blackstone | 4

CAPITAL METRICS – ADDITIONAL DETAIL

▪	Inflows were $68.5 billion in the quarter, bringing LTM inflows to $246.3 billion.

▪	Deployed $35.6 billion in the quarter and $137.4 billion over the LTM.

–	Committed an additional $15.8 billion that was not yet deployed in the quarter.

▪	Realizations were $35.9 billion in the quarter and $136.0 billion over the LTM.

	Inflows		Capital Deployed		Realizations

($ in millions)	1Q’26	1Q’26 LTM	1Q’26	1Q’26 LTM	1Q’26	1Q’26 LTM

Real Estate	$6,777	$26,128	$7,002	$22,243	$7,039	$28,284

Opportunistic	370	1,420	2,241	6,465	2,207	8,713

Core+	3,020	13,243	610	4,186	2,043	8,443

Debt Strategies	3,386	11,465	4,152	11,593	2,789	11,128

Private Equity	20,353	66,809	14,513	44,648	14,564	41,975

Corporate Private Equity	8,555	27,384	8,905	23,495	9,061	22,295

Tactical Opportunities	633	3,523	432	1,866	2,983	6,279

Secondaries	8,440	21,610	3,972	12,109	2,039	10,596

Infrastructure	2,725	14,292	1,204	7,178	480	2,805

Credit & Insurance	37,019	138,805	13,035	66,730	13,667	62,188

Multi-Asset Investing	4,393	14,550	1,011	3,741	638	3,527

Total Blackstone	$68,541	$246,292	$35,561	$137,362	$35,908	$135,973

Corporate Private Equity also includes Life Sciences, Growth, BTAS, and BXPE. AUM and related capital metrics are reported in the segment where the assets are managed.	Blackstone | 5

ASSETS UNDER MANAGEMENT

▪	Total AUM increased to $1,304.0 billion, up 12% year-over-year, with $68.5 billion of inflows in the quarter and $246.3 billion over the LTM.

▪	Fee-Earning AUM of $937.6 billion was up 9% year-over-year, with $44.2 billion of inflows in the quarter and $167.0 billion over the LTM.

▪	Perpetual Capital AUM reached $539.7 billion, up 16% year-over-year.

–	Fee-Earning Perpetual Capital AUM increased to $452.3 billion, representing 48% of Fee-Earning AUM.

Multi-Asset Investing had $40 million and $659 million of Perpetual Capital AUM as of 1Q’25 and 1Q’26, respectively.	Blackstone | 6

ADDITIONAL CAPITAL DETAIL

▪	Invested Performance Eligible AUM reached $634.5 billion at quarter end, up 9% year-over-year.

▪	Total Dry Powder of $213.3 billion available for future investments.

Invested Performance Eligible AUM represents the fair value of invested assets that are eligible to earn performance revenues.	Blackstone | 7

Segment Highlights

Blackstone | 8

SEGMENT DISTRIBUTABLE EARNINGS COMPOSITION

▪	1Q’26 Total Segment Distributable Earnings were $2.0 billion.

▪	LTM Total Segment Distributable Earnings were $8.3 billion.

Segment Distributable Earnings ($ in millions)

Blackstone | 9

REAL ESTATE

▪	Total AUM: $315.3 billion with inflows of $6.8 billion in the quarter and $26.1 billion over the LTM.

–	Inflows in the quarter included $3.4 billion in BREDS, primarily across insurance SMAs and multi-asset strategies, and $1.2 billion of capital raised in BREIT.

▪	Capital Deployed: $7.0 billion in the quarter, including a U.S. developer of hyperscale data centers and the privatization of a diversified REIT in Hawaii by BREP, and $22.2 billion over the LTM.

▪	Realizations: $7.0 billion in the quarter, including BREP U.S. Industrial, and $28.3 billion over the LTM.

▪	Appreciation: Opportunistic funds declined (0.9)% in the quarter and (1.6)% over the LTM; Core+ funds appreciated 0.8% in the quarter and 2.6% over the LTM.

			% Change			% Change

($ in thousands)	1Q’25	1Q’26	vs. 1Q’25	1Q’25 LTM	1Q’26 LTM	vs. 1Q’25 LTM

Management Fees, Net	$700,848	$677,477	(3)%	$2,855,686	$2,758,553	(3)%

Fee Related Performance Revenues	37,803	152,998	305%	111,270	604,843	444%

Fee Related Compensation	(170,525)	(193,137)	13%	(670,921)	(712,904)	6%

Other Operating Expenses	(83,281)	(90,200)	8%	(373,840)	(376,920)	1%

Fee Related Earnings	$484,845	$547,138	13%	$1,922,195	$2,273,572	18%

Realized Performance Revenues	19,010	42,074	121%	170,017	291,837	72%

Realized Performance Compensation	(8,770)	(22,956)	162%	(87,918)	(144,547)	64%

Realized Principal Investment Income (Loss)	349	(8,805)	n/m	12,678	1,535	(88)%

Net Realizations	10,589	10,313	(3)%	94,777	148,825	57%

Segment Distributable Earnings	$495,434	$557,451	13%	$2,016,972	$2,422,397	20%

Segment Revenues	$758,010	$863,744	14%	$3,149,651	$3,656,768	16%

Total AUM	$319,988,734	$315,284,316	(1)%	$319,988,734	$315,284,316	(1)%

Fee-Earning AUM	$282,060,486	$277,502,688	(2)%	$282,060,486	$277,502,688	(2)%

Blackstone | 10

PRIVATE EQUITY

▪	Total AUM: Increased 16% to $429.9 billion with inflows of $20.4 billion in the quarter and $66.8 billion over the LTM.

–	Inflows in the quarter included $8.4 billion in Secondaries, primarily from the tenth flagship Secondaries strategy,
$2.7 billion in Infrastructure, $2.1 billion for the sixth Life Sciences fund, and $1.0 billion for the third Corporate
Private Equity Asia fund.

–	The sixth Life Sciences fund held its final close in the quarter, bringing total capital commitments to $6.3 billion, making it the largest private fund dedicated to life sciences.

–	$2.5 billion of capital raised for BXPE and $895 million of capital raised for BXINFRA.

▪	Capital Deployed: $14.5 billion in the quarter, including Enverus and MacLean Power Systems, and $44.6 billion over the LTM; committed an additional $8.5 billion in the quarter, including Urbaser, Champions Group, and Firmus.

▪	Realizations: $14.6 billion in the quarter, including Medline and other monetizations in the public portfolio, and ARKA, and $42.0 billion over the LTM.

▪	Appreciation: Corporate Private Equity appreciated 3.2% in the quarter and 15.7% over the LTM.

–	Tactical Opportunities appreciated 3.6% in the quarter and 10.9% over the LTM; Secondaries appreciated 0.7% in the quarter and 12.7% over the LTM; Infrastructure appreciated 7.8% in the quarter and 24.8% over the LTM.

			% Change			% Change

($ in thousands)	1Q’25	1Q’26	vs. 1Q’25	1Q’25 LTM	1Q’26 LTM	vs. 1Q’25 LTM

Management and Advisory Fees, Net	$621,792	$801,922	29%	$2,318,865	$2,951,739	27%

Fee Related Performance Revenues	60,904	170,697	180%	1,246,332	657,778	(47)%

Fee Related Compensation	(203,319)	(262,813)	29%	(1,204,997)	(1,020,942)	(15)%

Other Operating Expenses	(102,894)	(112,928)	10%	(404,168)	(492,346)	22%

Fee Related Earnings	$376,483	$596,878	59%	$1,956,032	$2,096,229	7%

Realized Performance Revenues	350,073	637,989	82%	1,292,646	1,958,024	51%

Realized Performance Compensation	(171,141)	(294,536)	72%	(584,151)	(828,333)	42%

Realized Principal Investment Income	9,176	45,348	394%	39,103	102,667	163%

Net Realizations	188,108	388,801	107%	747,598	1,232,358	65%

Segment Distributable Earnings	$564,591	$985,679	75%	$2,703,630	$3,328,587	23%

Segment Revenues	$1,041,945	$1,655,956	59%	$4,896,946	$5,670,208	16%

Total AUM	$370,989,871	$429,909,808	16%	$370,989,871	$429,909,808	16%

Fee-Earning AUM	$226,219,392	$255,840,774	13%	$226,219,392	$255,840,774	13%

BXPE represents the aggregate BXPE fund platform, which comprises both U.S. and non-U.S. vehicles. BXINFRA represents the aggregate BXINFRA fund platform, which comprises both U.S. and non-U.S. vehicles. BXPE and BXINFRA capital raised include amounts allocated to other strategies. Secondaries appreciation excludes GP Stakes.	Blackstone | 11

CREDIT & INSURANCE

▪	Total AUM: Increased 18% to $457.5 billion with inflows of $37.0 billion in the quarter and $138.8 billion over the LTM.

–	Inflows in the quarter included $17.3 billion for the global direct lending strategy, with $1.9 billion of equity raised for BCRED, and $10.9 billion for the infrastructure and asset based credit strategies.

–	The fifth opportunistic private credit strategy held its final close and hit its hard cap with inflows of $2.0 billion in the quarter, bringing total investable capital to over $10.0 billion.

–	Closed 3 new CLOs (2 U.S. and 1 European) for $1.8 billion.

▪	Capital Deployed: $13.0 billion in the quarter, driven by global direct lending, and $66.7 billion over the LTM; committed an additional $6.1 billion in the quarter.

▪	Realizations: $13.7 billion in the quarter and $62.2 billion over the LTM.

▪	Returns: Private Credit gross return of 0.6% ((0.0)% net) and Liquid Credit gross return of (1.3)% ((1.4)% net) in the quarter.

–	Private Credit gross return of 8.9% (5.7% net) and Liquid Credit gross return of 4.1% (3.6% net) over the LTM.

			% Change			% Change

($ in thousands)	1Q’25	1Q’26	vs. 1Q’25	1Q’25 LTM	1Q’26 LTM	vs. 1Q’25 LTM

Management Fees, Net	$447,044	$508,487	14%	$1,659,036	$1,991,035	20%

Fee Related Performance Revenues	195,208	164,403	(16)%	776,757	756,990	(3)%

Fee Related Compensation	(201,618)	(226,493)	12%	(778,717)	(894,511)	15%

Other Operating Expenses	(96,278)	(114,563)	19%	(383,056)	(468,686)	22%

Fee Related Earnings	$344,356	$331,834	(4)%	$1,274,020	$1,384,828	9%

Realized Performance Revenues	91,597	78,126	(15)%	389,569	373,258	(4)%

Realized Performance Compensation	(40,495)	(31,197)	(23)%	(164,988)	(152,195)	(8)%

Realized Principal Investment Income (Loss)	107,903	(5,705)	n/m	144,197	222,262	54%

Net Realizations	159,005	41,224	(74)%	368,778	443,325	20%

Segment Distributable Earnings	$503,361	$373,058	(26)%	$1,642,798	$1,828,153	11%

Segment Revenues	$841,752	$745,311	(11)%	$2,969,559	$3,343,545	13%

Total AUM	$388,720,401	$457,462,151	18%	$388,720,401	$457,462,151	18%

Fee-Earning AUM	$274,120,326	$313,255,195	14%	$274,120,326	$313,255,195	14%

Blackstone | 12

MULTI-ASSET INVESTING

▪	Total AUM: Increased 15% to $101.4 billion with inflows of $4.4 billion in the quarter and $14.6 billion over the LTM.

▪	Returns: Absolute Return Composite gross return of 1.7% in the quarter (1.5% net), outperforming the HFRX Global Hedge Fund Index, which was (0.6)%.

–	Absolute Return benefited from positive performance across strategies, including quantitative, equities, and credit during the quarter.

–	Gross return of 12.2% over the LTM (11.0% net), outperforming 6.0% return for the HFRX Global Hedge Fund Index, with significantly less volatility than the broader markets.

			% Change			% Change

($ in thousands)	1Q’25	1Q’26	vs. 1Q’25	1Q’25 LTM	1Q’26 LTM	vs. 1Q’25 LTM

Management Fees, Net	$122,314	$144,922	18%	$484,374	$555,532	15%

Fee Related Compensation	(41,520)	(47,027)	13%	(147,592)	(174,832)	18%

Other Operating Expenses	(24,422)	(25,764)	5%	(104,925)	(111,867)	7%

Fee Related Earnings	$56,372	$72,131	28%	$231,857	$268,833	16%

Realized Performance Revenues	(657)	22,305	n/m	358,429	512,881	43%

Realized Performance Compensation	(518)	(15,367)	n/m	(82,089)	(108,652)	32%

Realized Principal Investment Income	482	1,135	135%	4,520	7,342	62%

Net Realizations	(693)	8,073	n/m	280,860	411,571	47%

Segment Distributable Earnings	$55,679	$80,204	44%	$512,717	$680,404	33%

Segment Revenues	$122,139	$168,362	38%	$847,323	$1,075,755	27%

Total AUM	$87,762,904	$101,361,359	15%	$87,762,904	$101,361,359	15%

Fee-Earning AUM	$77,669,746	$90,997,797	17%	$77,669,746	$90,997,797	17%

Blackstone | 13

Supplemental Details

Blackstone | 14

TOTAL SEGMENTS

($ in thousands)	1Q’25	2Q’25	3Q’25	4Q’25	1Q’26	1Q’25 LTM	1Q’26 LTM

Base Management Fees	$1,807,119	$1,876,672	$1,919,702	$1,945,364	$1,952,414	$6,943,271	$7,694,152

Transaction, Advisory and Other Fees, Net	111,309	165,690	156,211	149,621	211,697	444,059	683,219

Management Fee Offsets	(26,430)	(22,350)	(34,093)	(32,766)	(31,303)	(69,369)	(120,512)

Total Management and Advisory Fees, Net	1,891,998	2,020,012	2,041,820	2,062,219	2,132,808	7,317,961	8,256,859

Fee Related Performance Revenues	293,915	472,050	453,018	606,445	488,098	2,134,359	2,019,611

Fee Related Compensation	(616,982)	(700,316)	(658,091)	(715,312)	(729,470)	(2,802,227)	(2,803,189)

Other Operating Expenses	(306,875)	(332,243)	(356,070)	(418,051)	(343,455)	(1,265,989)	(1,449,819)

Fee Related Earnings	$1,262,056	$1,459,503	$1,480,677	$1,535,301	$1,547,981	$5,384,104	$6,023,462

Realized Performance Revenues	460,023	553,121	744,953	1,057,432	780,494	2,210,661	3,136,000

Realized Performance Compensation	(220,924)	(256,624)	(302,642)	(310,405)	(364,056)	(919,146)	(1,233,727)

Realized Principal Investment Income	117,910	29,421	62,535	209,877	31,973	200,498	333,806

Total Net Realizations	$357,009	$325,918	$504,846	$956,904	$448,411	$1,492,013	$2,236,079

Total Segment Distributable Earnings	$1,619,065	$1,785,421	$1,985,523	$2,492,205	$1,996,392	$6,876,117	$8,259,541

Distributable Earnings	$1,410,805	$1,565,763	$1,889,487	$2,244,809	$1,764,838	$6,111,169	$7,464,897

Additional Metrics:

Total Segment Revenues	$2,763,846	$3,074,604	$3,302,326	$3,935,973	$3,433,373	$11,863,479	$13,746,276

Total Assets Under Management	$1,167,461,910	$1,211,207,341	$1,241,731,296	$1,274,931,234	$1,304,017,634	$1,167,461,910	$1,304,017,634

Fee-Earning Assets Under Management	$860,069,950	$887,114,205	$906,221,028	$921,674,454	$937,596,454	$860,069,950	$937,596,454

Blackstone | 15

ASSETS UNDER MANAGEMENT - ROLLFORWARD

Total AUM Rollforward

($ in millions)

	Three Months Ended March 31, 2026					Twelve Months Ended March 31, 2026

	Real Estate	Private Equity	Credit & Insurance	Multi-Asset Investing	Total	Real Estate	Private Equity	Credit & Insurance	Multi-Asset Investing	Total

Beginning Balance	$319,343	$416,423	$442,952	$96,214	$1,274,931	$319,989	$370,990	$388,720	$87,763	$1,167,462

Inflows	6,777	20,353	37,019	4,393	68,541	26,128	66,809	138,805	14,550	246,292

Outflows	(2,845)	(2,149)	(9,350)	(1,539)	(15,883)	(8,713)	(9,592)	(23,109)	(7,731)	(49,145)

Net Flows	3,932	18,204	27,669	2,854	52,659	17,415	57,217	115,696	6,819	197,147

Realizations	(7,039)	(14,564)	(13,667)	(638)	(35,908)	(28,284)	(41,975)	(62,188)	(3,527)	(135,973)

Market Activity	(951)	9,847	508	2,932	12,336	6,164	43,678	15,233	10,306	75,382

Ending Balance	$315,284	$429,910	$457,462	$101,361	$1,304,018	$315,284	$429,910	$457,462	$101,361	$1,304,018

% Change	(1)%	3%	3%	5%	2%	(1)%	16%	18%	15%	12%

Fee-Earning AUM Rollforward

($ in millions)

	Three Months Ended March 31, 2026					Twelve Months Ended March 31, 2026

	Real Estate	Private Equity	Credit & Insurance	Multi-Asset Investing	Total	Real Estate	Private Equity	Credit & Insurance	Multi-Asset Investing	Total

Beginning Balance	$279,427	$240,959	$315,641	$85,648	$921,674	$282,060	$226,219	$274,120	$77,670	$860,070

Inflows	5,398	19,348	14,712	4,699	44,157	22,680	44,162	85,828	14,319	166,990

Outflows	(1,747)	(4,690)	(7,929)	(1,481)	(15,848)	(6,690)	(11,622)	(19,997)	(7,180)	(45,488)

Net Flows	3,651	14,658	6,783	3,218	28,309	15,991	32,540	65,831	7,140	121,502

Realizations	(5,239)	(4,829)	(9,189)	(613)	(19,869)	(24,935)	(17,952)	(35,083)	(3,283)	(81,253)

Market Activity	(336)	5,053	21	2,745	7,482	4,387	15,033	8,387	9,472	37,278

Ending Balance	$277,503	$255,841	$313,255	$90,998	$937,596	$277,503	$255,841	$313,255	$90,998	$937,596

% Change	(1)%	6%	(1)%	6%	2%	(2)%	13%	14%	17%	9%

Inflows include contributions, capital raised, other increases in available capital (recallable capital and increased side-by-side commitments), purchases, inter-segment allocations and acquisitions. Outflows represent redemptions, client withdrawals and decreases in available capital (expired capital, expense drawdowns and decreased side-by-side commitments).
Realizations represent realization proceeds from the disposition or other monetization of assets, current income or capital returned to investors from CLOs. Market Activity includes
realized and unrealized gains (losses) on portfolio investments and the impact of foreign exchange rate fluctuations. AUM is reported in the segment where the assets are managed.	Blackstone | 16

DECONSOLIDATED BALANCE SHEET HIGHLIGHTS

▪	At March 31, 2026, Blackstone had $11.4 billion in total cash, cash equivalents, corporate treasury, and other investments and $21.3 billion of cash and net investments, or $17.32 per share.

▪	Blackstone has a $4.3 billion credit revolver ($3.4 billion undrawn) and maintains A+/A+ ratings.

($ in millions)	1Q’26

Cash and Cash Equivalents	$2,448

Corporate Treasury and Other Investments	8,912

GP/Fund Investments	2,950

Net Accrued Performance Revenues	7,000

Cash and Net Investments	$21,310

Outstanding Debt (at par)	13,314

Cash and Net Investments

(per share)

A+ / A+

rated by S&P and Fitch

$4.3B

credit revolver with

October 2030 maturity

$11.4B

total cash, corporate

treasury and other

Balance Sheet Highlights exclude the consolidated Blackstone Funds. Other Investments was $8.4 billion as of March 31, 2026, which was comprised of
$7.8 billion of liquid investments and $576 million of illiquid investments. See notes on pages 31 and 34 for additional details on non-GAAP balance sheet
measures.	Blackstone | 17

NET ACCRUED PERFORMANCE REVENUES - ADDITIONAL DETAIL

  ($ in millions, except per share data)

	1Q’25	4Q’25	1Q’26	1Q’26
				Per Share

Real Estate

BREP Global	$904	$530	$549	$0.45

BREP Europe	69	44	70	0.06

BREP Asia	98	94	101	0.08

BPP	37	75	86	0.07

BREDS	32	32	27	0.02

Real Estate	$1,140	$775	$833	$0.68

Private Equity

BCP Global	1,739	2,044	1,860	1.51

BCP Asia	253	289	216	0.18

Energy/Energy Transition	545	646	1,007	0.82

Core Private Equity	257	287	276	0.22

Tactical Opportunities	200	225	152	0.12

Secondaries	1,144	1,141	1,088	0.88

Infrastructure	248	554	772	0.63

Life Sciences	214	216	228	0.19

BTAS	238	246	257	0.21

Private Equity	$4,838	$5,648	$5,855	$4.76

Credit & Insurance	$374	$286	$255	$0.21

Multi-Asset Investing	$46	$33	$56	$0.05

Net Accrued Performance Revenues	$6,399	$6,743	$7,000	$5.69

1Q’26 QoQ Rollforward

($ in millions)

		Net	Net

		Performance	Realized

	4Q’25	Revenues	Distributions	1Q’26

Real Estate	$775	$216	$(158)	$833

Private Equity	5,648	679	(472)	5,855

Credit & Insurance	286	129	(160)	255

Multi-Asset Investing	33	30	(7)	56

Total	$6,743	$1,054	$(797)	$7,000

QoQ Change				4%

1Q’26 LTM Rollforward

($ in millions)

		Net	Net
		Performance	Realized
	1Q’25	Revenues	Distributions	1Q’26

Real Estate	$1,140	$434	$(741)	$833

Private Equity	4,838	2,599	(1,581)	5,855

Credit & Insurance	374	626	(745)	255

Multi-Asset Investing	46	414	(404)	56

Total	$6,399	$4,072	$(3,471)	$7,000

YoY Change				9%

Net Accrued Performance Revenues (“NAPR”) are presented net of performance compensation and excludes Performance Revenues realized but not yet distributed as of the reporting date and clawback amounts, if any, which are disclosed in the 10-K/Q. Real Estate and Private Equity include co-investments, as applicable. Per
Share calculations are based on end of period DE Shares Outstanding (see page 24, Share Summary).	Blackstone | 18

INVESTMENT RECORDS AS OF MARCH 31, 2026 (a)

($/€ in thousands, except where noted) Fund (Investment Period Beginning Date / Ending Date)	Committed Capital	Available Capital (b)	Unrealized Investments		Realized Investments		Total Investments		Net IRRs (d)
			Value	MOIC (c)	Value	MOIC (c)	Value	MOIC (c)	Realized	Total
Real Estate
Pre-BREP - BREP IV (Jan 1992 / Dec 2005)	$5,441,163	$-	$-	n/a	$12,219,526	2.0x	$12,219,526	2.0x	24%	24%
BREP V (Dec 2005 / Feb 2007)	5,539,418	-	2,331	n/a	13,468,476	2.3x	13,470,807	2.3x	11%	11%
BREP VI (Feb 2007 / Aug 2011)	11,060,122	-	1,748	n/a	27,764,962	2.5x	27,766,710	2.5x	13%	13%
BREP VII (Aug 2011 / Apr 2015)	13,506,736	844,688	926,699	0.4x	29,379,122	2.1x	30,305,821	1.9x	17%	14%
BREP VIII (Apr 2015 / Jun 2019)	16,645,922	1,257,178	8,790,136	1.3x	24,373,810	2.1x	33,163,946	1.8x	19%	11%
BREP IX (Jun 2019 / Aug 2022)	21,368,059	2,956,465	17,407,939	1.1x	11,993,150	2.0x	29,401,089	1.3x	33%	5%
*BREP X (Aug 2022 / Feb 2028)	30,637,407	16,820,830	17,614,335	1.3x	2,056,656	1.4x	19,670,991	1.3x	14%	10%
Total Global BREP	$104,198,827	$21,879,161	$44,743,188	1.1x	$121,255,702	2.2x	$165,998,890	1.7x	16%	14%
BREP Int’l I-II (Jan 2001 / Jun 2008) (e)	€2,453,920	€-	€-	n/a	€3,956,202	1.9x	€3,956,202	1.9x	12%	12%
BREP Europe III (Jun 2008 / Sep 2013)	3,205,420	85,814	23,868	0.2x	5,984,997	2.1x	6,008,865	2.0x	14%	13%
BREP Europe IV (Sep 2013 / Dec 2016)	6,676,611	595,371	764,957	0.7x	10,343,285	1.9x	11,108,242	1.7x	16%	11%
BREP Europe V (Dec 2016 / Oct 2019)	8,005,138	655,673	3,933,820	0.7x	6,902,190	3.8x	10,836,010	1.5x	40%	5%
BREP Europe VI (Oct 2019 / Sep 2023)	9,940,454	2,787,157	6,293,358	0.9x	3,998,290	2.4x	10,291,648	1.2x	62%	3%
*BREP Europe VII (Sep 2023 / Mar 2029)	9,762,262	6,196,453	4,269,615	1.3x	139,783	1.3x	4,409,398	1.3x	n/m	14%
Total BREP Europe	€40,043,805	€10,320,468	€15,285,618	0.9x	€31,324,747	2.2x	€46,610,365	1.5x	16%	9%
BREP Asia I (Jun 2013 / Dec 2017)	$4,262,480	$899,019	$1,149,290	1.5x	$7,678,043	2.0x	$8,827,333	1.9x	15%	12%
BREP Asia II (Dec 2017 / Mar 2022)	7,358,646	1,179,714	5,131,779	1.2x	3,330,331	1.6x	8,462,110	1.3x	11%	3%
*BREP Asia III (Mar 2022 / Sep 2027)	8,219,668	4,340,055	5,014,957	1.3x	224,625	1.6x	5,239,582	1.3x	33%	8%
Total BREP Asia	$19,840,794	$6,418,788	$11,296,026	1.3x	$11,232,999	1.8x	$22,529,025	1.5x	15%	7%
BREP Co-Investment (f)	7,799,257	153,280	1,082,813	1.4x	15,348,472	2.2x	16,431,285	2.1x	16%	16%
Total BREP	$178,508,642	$40,374,465	$74,316,780	1.1x	$186,061,197	2.2x	$260,377,977	1.7x	16%	13%
*BREDS High-Yield (Various) (g)	27,606,074	9,273,740	4,080,621	1.0x	25,624,292	1.3x	29,704,913	1.3x	10%	9%

Private Equity
Corporate Private Equity
BCP I-III (Oct 1987 / Nov 2002)	$6,187,603	$-	$-	n/a	$14,239,072	2.4x	$14,239,072	2.4x	19%	19%
BCOM (Jun 2000 / Jun 2006)	2,137,330	-	-	n/a	2,995,106	1.4x	2,995,106	1.4x	6%	6%
BCP IV (Nov 2002 / Dec 2005)	6,773,182	-	-	n/a	21,720,334	2.9x	21,720,334	2.9x	36%	36%
BCP V (Dec 2005 / Jan 2011)	21,009,112	982,018	-	n/a	38,870,191	1.9x	38,870,191	1.9x	8%	8%
BCP VI (Jan 2011 / May 2016)	15,192,032	1,340,945	2,265,459	3.2x	30,692,197	2.2x	32,957,656	2.2x	13%	12%
BCP VII (May 2016 / Feb 2020)	18,875,734	1,311,968	14,627,717	1.6x	23,961,379	2.6x	38,589,096	2.1x	24%	12%
BCP VIII (Feb 2020 / Apr 2024)	25,833,655	6,181,123	26,085,749	1.4x	9,745,826	2.4x	35,831,575	1.6x	26%	10%
*BCP IX (Apr 2024 / Apr 2030)	21,836,141	18,599,286	4,822,964	1.5x	-	n/a	4,822,964	1.5x	n/a	n/m
Energy I (Aug 2011 / Feb 2015)	2,441,558	177,091	18,914	2.4x	4,879,550	2.0x	4,898,464	2.0x	13%	12%
Energy II (Feb 2015 / Feb 2020)	4,928,376	780,843	3,583,498	2.6x	5,925,351	1.8x	9,508,849	2.0x	8%	9%
Energy III (Feb 2020 / Jun 2024)	4,399,206	1,522,788	7,924,111	2.9x	3,727,464	2.6x	11,651,575	2.8x	33%	33%
*Energy Transition IV (Jun 2024 / Jun 2030)	5,848,159	3,116,155	4,696,209	1.7x	157,156	1.7x	4,853,365	1.7x	n/m	86%
BCP Asia I (Dec 2017 / Sep 2021)	2,437,080	417,510	1,298,785	1.3x	3,676,038	3.0x	4,974,823	2.3x	33%	19%
*BCP Asia II (Sep 2021 / Sep 2027)	6,840,616	3,613,412	5,949,120	1.8x	1,027,538	3.4x	6,976,658	1.9x	93%	27%
BCP Asia III (TBD)	11,314,754	11,314,754	-	n/a	-	n/a	-	n/a	n/a	n/a
Core Private Equity I (Jan 2017 / Mar 2021) (h)	4,760,130	1,189,022	6,657,382	2.1x	4,186,003	3.7x	10,843,385	2.5x	32%	15%
*Core Private Equity II (Mar 2021 / Mar 2027) (h)	8,244,302	4,924,612	6,282,093	1.5x	905,815	n/a	7,187,908	1.7x	n/a	16%
Total Corporate Private Equity	$169,058,970	$55,471,527	$84,212,001	1.7x	$166,709,020	2.3x	$250,921,021	2.0x	16%	15%
Tactical Opportunities
*Tactical Opportunities (Various)	33,622,860	14,333,368	12,602,069	1.2x	31,924,757	1.9x	44,526,826	1.6x	15%	10%
*Tactical Opportunities Co-Investment and Other (Various)	10,673,147	1,153,253	3,625,551	1.3x	11,982,693	1.8x	15,608,244	1.7x	18%	16%
Total Tactical Opportunities	$44,296,007	$15,486,621	$16,227,620	1.2x	$43,907,450	1.9x	$60,135,070	1.6x	16%	11%

The returns presented herein represent those of the applicable Blackstone Funds and not those of Blackstone Inc. n/m represents “not meaningful” generally due to the limited time since initial investment. n/a represents “not applicable”. Notes on pages 21-22. BREP – Blackstone Real Estate Partners, BREDS – Blackstone Real Estate Debt Strategies, BCP –
Blackstone Capital Partners, BCOM – Blackstone Communications.

* Represents funds that are currently in their investment period.

Blackstone | 19

INVESTMENT RECORDS AS OF MARCH 31, 2026 (a) - (CONT’D)

($/€ in thousands, except where noted) Fund (Investment Period Beginning Date / Ending Date)	Committed Capital	Available Capital (b)	Unrealized Investments		Realized Investments		Total Investments		Net IRRs (d)
			Value	MOIC (c)	Value	MOIC (c)	Value	MOIC (c)	Realized	Total

Private Equity (continued)

Growth

BXG I (Jul 2020 / Feb 2025)	$4,959,668	$342,693	$5,190,952	1.2x	$659,239	2.4x	$5,850,191	1.2x	n/m	3%

*BXG II (Feb 2025 / Feb 2030)	4,605,048	4,256,508	423,123	1.1x	6,108	n/m	429,231	1.1x	n/m	n/m
Total Growth	$9,564,716	$4,599,201	$5,614,075	1.2x	$665,347	2.4x	$6,279,422	1.2x	n/m	2%

Strategic Partners (Secondaries)

Strategic Partners I-V (Various) (i)	11,035,527	9,572	2,150	n/a	16,796,758	n/a	16,798,908	1.7x	n/a	13%

Strategic Partners VI (Apr 2014 / Apr 2016) (i)	4,362,772	382,937	451,131	n/a	4,639,661	n/a	5,090,792	1.7x	n/a	13%

Strategic Partners VII (May 2016 / Mar 2019) (i)	7,489,970	1,615,589	2,400,675	n/a	8,436,591	n/a	10,837,266	1.9x	n/a	15%

Strategic Partners Real Assets II (May 2017 / Jun 2020) (i)	1,749,807	590,513	1,343,264	n/a	1,347,378	n/a	2,690,642	1.9x	n/a	15%

Strategic Partners VIII (Mar 2019 / Oct 2021) (i)	10,763,600	3,461,751	6,197,536	n/a	8,883,127	n/a	15,080,663	1.7x	n/a	18%

*Strategic Partners Real Estate, SMA and Other (Various) (i)	7,055,591	1,229,809	3,207,166	n/a	2,924,013	n/a	6,131,179	1.4x	n/a	11%

Strategic Partners Infrastructure III (Jun 2020 / Jun 2024) (i)	3,250,100	696,230	2,719,186	n/a	677,888	n/a	3,397,074	1.6x	n/a	15%

Strategic Partners IX (Oct 2021 / Mar 2026) (i)	19,692,625	132,783	18,783,917	n/a	1,307,669	n/a	20,091,586	1.5x	n/a	18%

*Strategic Partners GP Solutions (Jun 2021 / Dec 2026) (i)	2,095,211	431,631	1,269,887	n/a	44,343	n/a	1,314,230	1.1x	n/a	(0)%

*Strategic Partners Infrastructure IV (Jul 2024 / Sep 2029) (i)	4,837,949	3,589,981	94,086	n/a	-	n/a	94,086	n/m	n/a	n/m

*Strategic Partners X (Mar 2026 / May 2031) (i)	8,662,594	8,662,594	-	n/a	-	n/a	-	n/a	n/a	n/a
Total Strategic Partners (Secondaries)	$80,995,746	$20,803,390	$36,468,998	n/a	$45,057,428	n/a	$81,526,426	1.6x	n/a	14%

Life Sciences

Clarus IV (Jan 2018 / Jan 2020)	910,000	43,312	528,354	2.0x	803,210	1.6x	1,331,564	1.7x	9%	9%

BXLS V (Jan 2020 / Mar 2025)	5,019,123	2,400,809	5,026,755	2.0x	1,803,300	2.0x	6,830,055	2.0x	17%	18%

Credit

Mezzanine / Opportunistic I (Jul 2007 / Oct 2011)	$2,000,000	$-	$-	n/a	$4,809,113	1.6x	$4,809,113	1.6x	n/a	17%

Mezzanine / Opportunistic II (Nov 2011 / Nov 2016)	4,120,000	993,260	60,174	0.5x	6,686,891	1.4x	6,747,065	1.4x	n/a	9%

Mezzanine / Opportunistic III (Sep 2016 / Jan 2021)	6,639,133	1,080,904	799,000	0.6x	9,924,105	1.7x	10,723,105	1.5x	n/a	11%

Mezzanine / Opportunistic IV (Jan 2021 / Aug 2025)	5,016,771	1,261,678	3,412,057	1.1x	3,700,554	1.6x	7,112,611	1.3x	n/a	12%

*Mezzanine / Opportunistic V (Aug 2025 / Aug 2029)	7,630,000	6,952,528	617,184	1.0x	32,153	1.7x	649,337	1.0x	n/a	n/m

Total Mezzanine / Opportunistic	$25,405,904	$10,288,370	$4,888,415	0.9x	$25,152,816	1.6x	$30,041,231	1.4x	n/a	13%

Stressed / Distressed I (Sep 2009 / May 2013)	3,253,143	-	-	n/a	5,777,098	1.3x	5,777,098	1.3x	n/a	9%

Stressed / Distressed II (Jun 2013 / Jun 2018)	5,125,000	547,430	-	n/a	5,572,345	1.1x	5,572,345	1.1x	n/a	1%

Stressed / Distressed III (Dec 2017 / Dec 2022)	7,356,380	1,000,000	1,062,330	0.7x	5,890,400	1.5x	6,952,730	1.3x	n/a	9%

Total Stressed / Distressed	$15,734,523	$1,547,430	$1,062,330	0.7x	$17,239,843	1.3x	$18,302,173	1.2x	n/a	7%

European Senior Debt I (Feb 2015 / Feb 2019)	€1,964,689	€66,629	€147,368	0.3x	€2,997,689	1.3x	€3,145,057	1.1x	n/a	1%

European Senior Debt II (Jun 2019 / Jun 2023) (j)	4,088,344	855,817	2,390,569	0.9x	4,639,359	1.7x	7,029,928	1.3x	n/a	8%

Total European Senior Debt	€6,053,033	€922,446	€2,537,937	0.8x	€7,637,048	1.5x	€10,174,985	1.2x	n/a	5%

Energy I (Nov 2015 / Nov 2018)	$2,856,867	$1,154,819	$112,297	0.8x	$3,513,027	1.6x	$3,625,324	1.5x	n/a	10%

Energy II (Feb 2019 / Jun 2023)	3,616,081	1,464,279	413,690	0.8x	3,538,294	1.5x	3,951,984	1.4x	n/a	16%

*Energy III (May 2023 / May 2028)	6,477,000	4,033,507	2,490,805	1.0x	2,960,319	1.3x	5,451,124	1.1x	n/a	15%

Total Energy	$12,949,948	$6,652,605	$3,016,792	1.0x	$10,011,640	1.4x	$13,028,432	1.3x	n/a	12%

Senior Direct Lending (Various) (k)	2,514,661	1,209,799	2,670,122	1.1x	263,476	1.1x	2,933,598	1.1x	n/a	10%
Total Credit Drawdown Funds (l)	$63,510,695	$20,761,047	$14,561,870	0.9x	$61,774,717	1.5x	$76,336,587	1.3x	n/a	10%

The returns presented herein represent those of the applicable Blackstone Funds and not those of Blackstone Inc. n/m represents “not meaningful” generally due to the limited time since initial investment. n/a represents “not applicable”. Notes on pages 21-22. BXG – Blackstone Growth, BXLS – Blackstone Life Sciences.

* Represents funds that are currently in their investment period.

Blackstone | 20

INVESTMENT RECORDS AS OF MARCH 31, 2026 (a) – (CONT’D)

Selected Perpetual Capital Strategies(m)

($/€ in thousands, except where noted)	Investment	Total	Total Net

Strategy (Inception Year)	Strategy	AUM	Return (n)

Real Estate

BPP - Blackstone Property Partners Platform (2013) (o)	Core+ Real Estate	$60,456,587	3%

BREIT - Blackstone Real Estate Income Trust (2017) (p)	Core+ Real Estate	54,922,211	9%

BREIT - Class I (q)	Core+ Real Estate		9%

BXMT - Blackstone Mortgage Trust (2013) (r)	Real Estate Debt	6,206,612	7%

Private Equity

BXGP - Blackstone GP Stakes (2014) (s)	Minority GP Interests	9,806,128	12%

BIP - Blackstone Infrastructure Partners (2019) (t)	Infrastructure	67,941,174	19%

BXPE - Blackstone Private Equity Strategies Fund Program (2024) (u)	Private Equity	21,419,289	17%

BXPE - Class I (v)	Private Equity		18%

Credit

BXSL - Blackstone Secured Lending Fund (2018) (w)	U.S. Direct Lending	17,036,657	11%

BCRED - Blackstone Private Credit Fund (2021) (x)	U.S. Direct Lending	93,909,602	9%

BCRED - Class I (y)	U.S. Direct Lending		9%

ECRED - Blackstone European Credit Fund (2022) (z)	European Direct Lending	€4,799,679	9%

ECRED - Class I (aa)	European Direct Lending		9%

 Investment Records as of March 31, 2026 - Notes

(a)	Excludes investment vehicles where Blackstone does not earn fees.

(b)

Available Capital represents total investable capital commitments, including side-by-side, adjusted for certain expenses and expired or recallable capital and may include leverage, less invested capital. This amount is not reduced by outstanding commitments to investments.

(c)	Multiple of Invested Capital (“MOIC”) represents carrying value, before management fees, expenses and Performance Revenues, divided by invested capital.

(d)

Unless otherwise indicated, Net Internal Rate of Return (“IRR”) represents the annualized inception to March 31, 2026 IRR on total invested capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Performance Revenues. IRRs are calculated using actual timing of limited partner cash flows. Initial inception date of cash flows may differ from the Investment Period Beginning Date.

(e)

The 12% Realized Net IRR and 12% Total Net IRR exclude investors that opted out of the Hilton investment opportunity. Overall BREP International I-II performance reflects a 10% Realized Net
IRR and a 10% Total Net IRR.

(f)

BREP Co-Investment represents co-investment capital raised for various BREP investments. The Net IRR reflected is calculated by aggregating each co-investment’s realized proceeds and unrealized value, as applicable, after management fees, expenses and Performance Revenues.

(g)	BREDS High-Yield represents the flagship real estate debt drawdown funds only.

(h)	Blackstone Core Equity Partners is a core private equity strategy which invests with a more modest risk profile and longer hold period than traditional private equity.

(i)

Strategic Partners’ Unrealized Investment Value, Realized Investment Value, Total Investment Value, Total MOIC and Total Net IRRs are reported on a three-month lag and therefore do not include the impact of economic and market activities in the current quarter. Realizations are treated as returns of capital until fully recovered and therefore Unrealized and Realized MOICs and Realized Net IRRs are not applicable. Committed Capital and Available Capital are presented as of the current quarter.

(j)

European Senior Debt II IRR represents the blended return across the commingled levered and unlevered funds within the strategy. The total net returns were 12% and 7%, respectively, for the levered and unlevered funds of the strategy.

(k)

Senior Direct Lending IRR represents the blended return across the commingled levered and unlevered funds within the strategy. The total net returns were 11% and 8%, respectively, for the levered and unlevered funds of the strategy.

The returns presented herein represent those of the applicable Blackstone Funds and not those of Blackstone Inc. n/m represents “not meaningful” generally due to the limited time since initial investment. n/a represents “not applicable”. Notes continue on page 22.	Blackstone | 21

INVESTMENT RECORDS AS OF MARCH 31, 2026 (a) – (CONT’D)

(l)	Funds presented represent the flagship credit drawdown funds only. The Total Credit Net IRR is the combined IRR of the credit drawdown funds presented.

(m)

Represents the performance for select Perpetual Capital Strategies; strategies excluded consist primarily of (1) investment strategies that have been investing for less than one year,
(2) perpetual capital assets managed for certain insurance clients, and (3) investment vehicles where Blackstone does not earn fees.

(n)

Unless otherwise indicated, Total Net Return represents the annualized inception to March 31, 2026 IRR on total invested capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Performance Revenues. IRRs are calculated using actual timing of investor cash flows. Initial inception date of cash flows occurred during the Inception Year.

(o)

BPP represents the aggregate Total AUM and Total Net Return of the BPP Platform, which comprises over 30 fund, co-investment and separately managed account vehicles. It includes certain vehicles managed as part of the BPP Platform but not classified as Perpetual Capital. As of March 31, 2026, these vehicles represented $4.4 billion of Total AUM.

(p)

The BREIT Total Net Return reflects a per share blended return, assuming BREIT had a single share class, reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BREIT. This return is not representative of the return experienced by any particular investor or share class. Total Net Return is presented on an annualized basis and is from January 1, 2017.

(q)

Represents the Total Net Return for BREIT’s Class I shares, its largest share class. Performance varies by share class. Class I Total Net Return assumes reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BREIT. Class I Total Net Return is presented on an annualized basis and is from
January 1, 2017.

(r)	The BXMT Total Net Return reflects annualized market return of a shareholder invested in BXMT since inception, May 22, 2013, assuming reinvestment of all dividends received during the period.

(s)

Blackstone GP Stakes (“BXGP”) represents the aggregate Total AUM and Total Net Return of BSCH I and II funds that invest as part of the Secondaries GP Stakes strategy, which targets minority investments in the general partners of private equity and other private-market alternative asset management firms globally. As of March 31, 2026, including vehicles that are not classified as Perpetual Capital and co-investment vehicles that do not pay fees, BXGP Total AUM was $12.9 billion.

(t)

BIP represents the aggregate Total AUM and Total Net Return of infrastructure-focused funds and co-investment vehicles for institutional investors with a primary focus on the U.S. and
Europe. As of March 31, 2026, including co-investment vehicles that do not pay fees, BIP Total AUM was $80.6 billion.

(u)

The BXPE Total Net Return reflects a per share blended return, assuming the BXPE Fund Program had a single vehicle and a single share class, reinvestment of any dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BXPE. This return is not representative of the return experienced by any particular vehicle, investor or share class. For purposes of calculating the blended return, U.S. dollar equivalent returns have been included for share classes that are denominated in a foreign currency. Total net return is from January 2, 2024 and any share class or vehicle that has an inception date of less than one year from such latest reporting date is excluded from the calculation. BXPE Total AUM reflects net asset value as of March 31, 2026. BXPE AUM, to the extent managed by a different business, is reported in such business for the purposes of segment AUM reporting.

(v)

Represents the blended Total Net Return for BXPE Fund Program Class I shares, the Program’s largest share class across vehicles. Performance varies by vehicle and share class. Class I
Total Net Return assumes reinvestment of any dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by the Class I shares. For purposes of calculating the blended Class I return, U.S. dollar equivalent returns have been included for share classes that are denominated in a foreign currency. Class I Total Net
Return is from January 2, 2024 and any share class or vehicle that has an inception date of less than one year from such latest reporting date is excluded from the calculation.

(w)

The BXSL Total AUM and Total Net Return are presented as of December 31, 2025. BXSL Total Net Return reflects the change in NAV per share, plus distributions per share (assuming dividends and distributions are reinvested in accordance with BXSL’s dividend reinvestment plan) divided by the beginning NAV per share. Total Net Returns are presented on an annualized basis and are from November 20, 2018.

(x)

The BCRED Total Net Return reflects a per share blended return, assuming BCRED had a single share class, reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BCRED. This return is not representative of the return experienced by any particular investor or share class. Total Net
Return is presented on an annualized basis and is from January 7, 2021. Total AUM reflects gross asset value plus amounts borrowed or available to be borrowed under certain credit facilities. BCRED net asset value as of March 31, 2026 was $45.0 billion.

(y)

Represents the Total Net Return for BCRED’s Class I shares, its largest share class. Performance varies by share class. Class I Total Net Return assumes reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BCRED. Class I Total Net Return is presented on an annualized basis and is from
January 7, 2021.

(z)

The ECRED Total Net Return reflects a per share blended return, assuming ECRED had a single share class, reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by ECRED. This return is not representative of the return experienced by any particular investor or share class. Total Net
Return is presented on an annualized basis and is from October 3, 2022. Total AUM reflects gross asset value plus amounts borrowed or available to be borrowed under certain credit facilities. ECRED net asset value as of March 31, 2026 was €2.5 billion.

(aa)

Represents the Total Net Return for ECRED’s Class I shares, its largest share class. Performance varies by share class. Total Net Return assumes reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by ECRED. Class I Total Net Return is presented on an annualized basis and is from
October 3, 2022.

Blackstone | 22

SHAREHOLDER DIVIDENDS

▪	Generated $1.36 of Distributable Earnings per common share during the quarter, bringing the LTM amount to $5.84 per common share.

▪	Blackstone declared a quarterly dividend of $1.16 per common share to record holders as of May 4, 2026; payable on May 11, 2026.

						% Change			% Change

($ in thousands, except per share data)	1Q’25	2Q’25	3Q’25	4Q’25	1Q’26	vs. 1Q'25	1Q’25 LTM	1Q’26 LTM	vs. 1Q'25 LTM

Distributable Earnings	$1,410,805	$1,565,763	$1,889,487	$2,244,809	$1,764,838	25%	$6,111,169	$7,464,897	22%

Add: Other Payables Attributable to Common Shareholders	138,425	142,664	26,913	167,504	160,943	16%	521,978	498,024	(5)%

DE Before Certain Payables	1,549,230	1,708,427	1,916,400	2,412,313	1,925,781	24%	6,633,147	7,962,921	20%

Percent to Common Shareholders	63%	64%	64%	64%	64%		63%	64%

DE Before Certain Payables Attributable to Common Shareholders	980,440	1,086,833	1,220,339	1,537,540	1,229,664	25%	4,177,075	5,074,376	21%

Less: Other Payables Attributable to Common Shareholders	(138,425)	(142,664)	(26,913)	(167,504)	(160,943)	16%	(521,978)	(498,024)	(5)%

DE Attributable to Common Shareholders	842,015	944,169	1,193,426	1,370,036	1,068,721	27%	3,655,097	4,576,352	25%

DE per Common Share	$1.09	$1.21	$1.52	$1.75	$ 1.36	25%	$4.75	$5.84	23%

Less: Retained Capital per Common Share	$(0.16)	$(0.18)	$(0.23)	$(0.26)	$ (0.20)	25%	$(0.70)	$(0.87)	24%

Actual Dividend per Common Share	$0.93	$1.03	$1.29	$1.49	$ 1.16	25%	$4.05	$4.97	23%

Record Date					May 4, 2026

Payable Date					May 11, 2026

A detailed description of Blackstone’s dividend policy and the definition of Distributable Earnings can be found on pages 36-38, Definitions and Dividend Policy. See additional notes on page 35.	Blackstone | 23

SHARE SUMMARY

▪	Distributable Earnings Shares Outstanding as of quarter end of 1,230 million shares.

–	Repurchased 0.2 million common shares in the quarter and 0.8 million common shares over the LTM.

–	Available authorization remaining was $1.7 billion at March 31, 2026.

	1Q’25	2Q’25	3Q’25	4Q’25	1Q’26

Participating Common Shares	773,038,934	782,567,390	782,728,403	783,183,010	785,497,027

Participating Partnership Units	448,468,715	447,574,842	446,455,699	445,586,312	444,672,720

Distributable Earnings Shares Outstanding	1,221,507,649	1,230,142,232	1,229,184,102	1,228,769,322	1,230,169,747

Participating Common Shares and Participating Partnership Units include both issued and outstanding shares and unvested shares that participate in dividends.	Blackstone | 24

Reconciliations and

Disclosures

Blackstone | 25

BLACKSTONE’S FIRST QUARTER 2026 GAAP CONSOLIDATED STATEMENTS OF OPERATIONS

($ in thousands, except per share data) (unaudited)	1Q’25	1Q’26	1Q’25 LTM	1Q’26 LTM

Revenues

Management and Advisory Fees, Net	$1,904,317	$2,148,620	$7,366,105	$8,319,904

Incentive Fees	191,825	165,419	976,662	951,796

Investment Income

Performance Allocations

Realized	562,050	1,103,173	3,367,279	4,203,366

Unrealized	263,201	283,452	188,665	663,314

Principal Investments

Realized	185,542	143,020	439,203	655,110

Unrealized	158,713	(385,002)	77,681	(295,411)

Total Investment Income	1,169,506	1,144,643	4,072,828	5,226,379

Interest and Dividend Revenue	97,420	107,940	410,740	426,613

Other	(73,610)	50,973	5,263	(146,290)

Total Revenues	$3,289,458	$3,617,595	$12,831,598	$14,778,402

Expenses

Compensation and Benefits

Compensation	1,029,362	1,166,897	3,282,788	3,808,728

Incentive Fee Compensation	57,029	54,368	356,908	272,241

Performance Allocations Compensation

Realized	241,890	433,449	1,415,213	1,489,031

Unrealized	103,559	89,701	62,680	363,104

Total Compensation and Benefits	1,431,840	1,744,415	5,117,589	5,933,104

General, Administrative and Other	332,373	372,821	1,324,332	1,564,996

Interest Expense	118,115	137,053	453,600	527,252

Fund Expenses	12,104	8,004	27,830	45,116

Total Expenses	$1,894,432	$2,262,293	$6,923,351	$8,070,468

Other Income

Change in Tax Receivable Agreement Liability	-	-	(41,246)	6,591

Net Gains from Fund Investment Activities	57,575	99,755	165,426	459,577

Total Other Income	$57,575	$99,755	$124,180	$466,168

Income Before Provision for Taxes	$1,452,601	$1,455,057	$6,032,427	$7,174,102

Provision for Taxes	243,827	197,150	981,827	1,078,346

Net Income	$1,208,774	$1,257,907	$5,050,600	$6,095,756

Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in Consolidated Entities	7,900	21,010	(13,720)	58,610

Net Income Attributable to Non-Controlling Interests in Consolidated Entities	100,547	117,367	471,546	677,388

Net Income Attributable to Non-Controlling Interests in Blackstone Holdings	485,475	469,801	2,048,800	2,305,667

Net Income Attributable to Blackstone Inc.	$614,852	$649,729	$2,543,974	$3,054,091

Net Income Per Share of Common Stock, Basic	$0.80	$0.83	$3.31	$3.90

Net Income Per Share of Common Stock, Diluted	$0.80	$0.83	$3.31	$3.90

Blackstone | 26

RECONCILIATION OF GAAP TO NON-GAAP MEASURES

	QTD					LTM

($ in thousands)	1Q’25	2Q’25	3Q’25	4Q’25	1Q’26	1Q’25	1Q’26

Net Income Attributable to Blackstone Inc.	$614,852	$764,244	$624,917	$1,015,201	$649,729	$2,543,974	$3,054,091

Net Income Attributable to Non-Controlling Interests in Blackstone Holdings	485,475	602,844	457,110	775,912	469,801	2,048,800	2,305,667

Net Income Attributable to Non-Controlling Interests in Consolidated Entities	100,547	240,836	125,890	193,295	117,367	471,546	677,388

Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in Consolidated Entities	7,900	18,209	29,008	(9,617)	21,010	(13,720)	58,610

Net Income	$1,208,774	$1,626,133	$1,236,925	$1,974,791	$1,257,907	$5,050,600	$6,095,756

Provision for Taxes	243,827	289,494	209,657	382,045	197,150	981,827	1,078,346

Income Before Provision for Taxes	$1,452,601	$1,915,627	$1,446,582	$2,356,836	$1,455,057	$6,032,427	$7,174,102

Transaction-Related and Non-Recurring Items (a)	18,824	10,381	(9,412)	(6,822)	6,967	22,999	1,114

Amortization of Intangibles (b)	7,333	7,333	7,333	7,327	7,288	29,332	29,281

Impact of Consolidation (c)	(108,447)	(259,045)	(154,898)	(183,678)	(138,377)	(457,826)	(735,998)

Unrealized Performance Revenues (d)	(263,201)	(313,256)	215,872	(282,372)	(283,355)	(188,672)	(663,111)

Unrealized Performance Allocations Compensation (e)	103,559	152,618	(31,547)	152,332	89,701	62,680	363,104

Unrealized Principal Investment (Income) Loss (f)	(161,257)	(294,093)	216,084	67,826	322,136	9,851	311,953

Other Revenues (g)	73,635	225,083	(28,702)	1,174	(50,928)	(4,784)	146,627

Equity-Based Compensation (h)	471,302	312,018	301,562	358,364	561,217	1,312,645	1,533,161

Administrative Fee Adjustment (i)	4,186	4,112	4,097	3,942	4,568	13,299	16,719

Taxes and Related Payables (j)	(187,730)	(195,015)	(77,484)	(230,120)	(209,436)	(720,782)	(712,055)

Distributable Earnings	$1,410,805	$1,565,763	$1,889,487	$2,244,809	$1,764,838	$6,111,169	$7,464,897

Taxes and Related Payables (j)	187,730	195,015	77,484	230,120	209,436	720,782	712,055

Net Interest and Dividend (Income) Loss (k)	20,530	24,643	18,552	17,276	22,118	44,166	82,589

Total Segment Distributable Earnings	$1,619,065	$1,785,421	$1,985,523	$2,492,205	$1,996,392	$6,876,117	$8,259,541

Realized Performance Revenues (l)	(460,023)	(553,121)	(744,953)	(1,057,432)	(780,494)	(2,210,661)	(3,136,000)

Realized Performance Compensation (m)	220,924	256,624	302,642	310,405	364,056	919,146	1,233,727

Realized Principal Investment (Income) Loss (n)	(117,910)	(29,421)	(62,535)	(209,877)	(31,973)	(200,498)	(333,806)

Fee Related Earnings	$1,262,056	$1,459,503	$1,480,677	$1,535,301	$1,547,981	$5,384,104	$6,023,462

Adjusted EBITDA Reconciliation

Distributable Earnings	$1,410,805	$1,565,763	$1,889,487	$2,244,809	$1,764,838	$6,111,169	$7,464,897

Interest Expense (o)	117,950	125,033	126,090	128,022	130,058	454,727	509,203

Taxes and Related Payables (j)	187,730	195,015	77,484	230,120	209,436	720,782	712,055

Depreciation and Amortization (p)	22,226	26,642	24,015	26,102	26,138	94,929	102,897

Adjusted EBITDA	$1,738,711	$1,912,453	$2,117,076	$2,629,053	$2,130,470	$7,381,607	$8,789,052

Notes on pages 28-29.	Blackstone | 27

RECONCILIATION OF GAAP TO NON-GAAP MEASURES – NOTES

Note:  See pages 36-38, Definitions and Dividend Policy.

(a)

This adjustment removes Transaction-Related and Non-Recurring Items, which are excluded from Blackstone’s segment presentation. Transaction-Related and Non-Recurring Items arise from corporate actions including acquisitions, divestitures, Blackstone’s initial public offering, and non-recurring gains, losses, or other charges, if any. They consist primarily of equity-based compensation charges, gains and losses on contingent consideration arrangements, changes in the balance of the Tax Receivable Agreement resulting from a change in tax law or similar event, transaction costs, gains or losses associated with these corporate actions, and non-recurring gains, losses or other charges that affect period-to-period comparability and are not reflective of Blackstone’s operational performance.

(b)	This adjustment removes the amortization of transaction-related intangibles, which are excluded from Blackstone’s segment presentation.
(c)

This adjustment reverses the effect of consolidating Blackstone Funds, which are excluded from Blackstone’s segment presentation. This adjustment includes the elimination of Blackstone’s interest in these funds and the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.

(d)

This adjustment removes Unrealized Performance Revenues on a segment basis. The Segment Adjustment represents the add back of performance revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation.

	QTD					LTM

($ in thousands)	1Q’25	2Q’25	3Q’25	4Q’25	1Q’26	1Q’25	1Q’26

GAAP Unrealized Performance Allocations	$263,201	$313,283	$(215,818)	$282,397	$283,452	$188,665	$663,314

Segment Adjustment	-	(27)	(54)	(25)	(97)	7	(203)

Unrealized Performance Revenues	$263,201	$313,256	$(215,872)	$282,372	$283,355	$188,672	$663,111

(e)   This adjustment removes Unrealized Performance Allocations Compensation.

(f)  This adjustment removes Unrealized Principal Investment Income on a segment basis. The Segment Adjustment represents (1) the add back of Principal Investment Income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.

	QTD					LTM

($ in thousands)	1Q’25	2Q’25	3Q’25	4Q’25	1Q’26	1Q’25	1Q’26

GAAP Unrealized Principal Investment Income (Loss)	$158,713	$365,391	$(238,658)	$(37,142)	$(385,002)	$77,681	$(295,411)

Segment Adjustment	2,544	(71,298)	22,574	(30,684)	62,866	(87,532)	(16,542)

Unrealized Principal Investment Income (Loss)	$161,257	$294,093	$(216,084)	$(67,826)	$(322,136)	$(9,851)	$(311,953)

(g) This adjustment removes Other Revenues on a segment basis. The Segment Adjustment represents the removal of certain Transaction-Related and Non- Recurring Items.

	QTD					LTM

($ in thousands)	1Q’25	2Q’25	3Q’25	4Q’25	1Q’26	1Q’25	1Q’26

GAAP Other Revenue	$(73,610)	$(225,063)	$28,702	$(902)	$50,973	$5,263	$(146,290)

Segment Adjustment	(25)	(20)	-	(272)	(45)	(479)	(337)

Other Revenues	$(73,635)	$(225,083)	$28,702	$(1,174)	$50,928	$4,784	$(146,627)

(h)	This adjustment removes Equity-Based Compensation on a segment basis.
(i)

This adjustment adds an amount equal to an administrative fee collected on a quarterly basis from certain holders of Blackstone Holdings Partnership Units. The administrative fee is accounted for as a capital contribution under GAAP, but is reflected as a reduction of Other Operating Expenses in Blackstone’s segment presentation.

Blackstone | 28

RECONCILIATION OF GAAP TO NON-GAAP MEASURES – NOTES (CONT’D)

(j)

Taxes represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss) Before Provision (Benefit) for Taxes and adjusted for impacts of divestitures and tax contingencies. For interim periods, taxes are calculated using the preferred annualized effective tax rate approach. Related Payables represent tax-related payables including the amount payable to holders of the Tax Receivable Agreements based on expected tax savings generated in the current period. Please refer to page 36 for the full definition of Taxes and Related Payables.

	QTD					LTM

($ in thousands)	1Q'25	2Q'25	3Q'25	4Q'25	1Q'26	1Q'25	1Q'26

Taxes	$162,535	$167,162	$49,719	$196,234	$178,757	$611,170	$591,872

Related Payables	25,195	27,853	27,765	33,886	30,679	109,612	120,183

Taxes and Related Payables	$187,730	$195,015	$77,484	$230,120	$209,436	$720,782	$712,055

(k)   This adjustment removes Interest and Dividend Revenue less Interest Expense on a segment basis. The Segment Adjustment represents (1) the add back of Interest and Dividend Revenue earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of interest expense associated with the Tax Receivable Agreement.

	QTD					LTM

($ in thousands)	1Q'25	2Q'25	3Q'25	4Q'25	1Q'26	1Q'25	1Q'26

GAAP Interest and Dividend Revenue	$97,420	$100,389	$107,538	$110,746	$107,940	$410,740	$426,613

Segment Adjustment	-	1	-	-	-	(179)	1

Interest and Dividend Revenue	$97,420	$100,390	$107,538	$110,746	$107,940	$410,561	$426,614

GAAP Interest Expense	$118,115	$135,822	$126,288	$128,089	$137,053	$453,600	$527,252

Segment Adjustment	(165)	(10,789)	(198)	(67)	(6,995)	1,127	(18,049)

Interest Expense	$117,950	$125,033	$126,090	$128,022	$130,058	$454,727	$509,203

Net Interest and Dividend Income (Loss)	$(20,530)	$(24,643)	$(18,552)	$(17,276)	$(22,118)	$(44,166)	$(82,589)

(l)  This adjustment removes the total segment amount of Realized Performance Revenues.

(m)  This adjustment removes the total segment amount of Realized Performance Compensation.

(n)   This adjustment removes the total segment amount of Realized Principal Investment Income.

(o)   This adjustment adds back Interest Expense on a segment basis, excluding interest expense related to the Tax Receivable Agreement.

(p)   This adjustment adds back Depreciation and Amortization on a segment basis.

Reconciliation of GAAP Shares of Common Stock Outstanding to Distributable Earnings Shares Outstanding

	QTD
	1Q’25	2Q’25	3Q’25	4Q’25	1Q’26

GAAP Shares of Common Stock Outstanding	737,929,437	739,055,944	747,812,724	748,688,068	751,535,403

Unvested Participating Common Shares	35,109,497	43,511,446	34,915,679	34,494,942	33,961,624

Total Participating Common Shares	773,038,934	782,567,390	782,728,403	783,183,010	785,497,027

Participating Partnership Units	448,468,715	447,574,842	446,455,699	445,586,312	444,672,720

Distributable Earnings Shares Outstanding	1,221,507,649	1,230,142,232	1,229,184,102	1,228,769,322	1,230,169,747
Disclosure of Weighted-Average Shares Common Stock Outstanding
	QTD					LTM
	1Q’25	2Q’25	3Q’25	4Q’25	1Q’26	1Q’25	1Q’26

Total GAAP Weighted-Average Shares of Common Stock Outstanding - Basic	771,796,385	782,386,121	782,633,394	783,106,052	785,332,239	769,464,144	783,356,354

Weighted-Average Shares of Unvested Deferred Restricted Common Stock	638,217	15,116	47,741	87,397	964,071	203,836	278,581

Total GAAP Weighted-Average Shares of Common Stock Outstanding - Diluted	772,434,602	782,401,237	782,681,135	783,193,449	786,296,310	769,667,980	783,634,935

Blackstone | 29

BLACKSTONE’S FIRST QUARTER 2026 GAAP CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

($ in thousands) (unaudited)	1Q’25	2Q’25	3Q’25	4Q’25	1Q’26

Assets

Cash and Cash Equivalents	$2,386,979	$2,235,499	$2,430,690	$2,631,241	$2,448,485

Cash Held by Blackstone Funds and Other	1,012,958	313,950	401,558	223,441	261,955

Investments	30,259,429	31,135,504	31,528,443	32,212,111	32,747,619

Accounts Receivable	221,200	357,858	543,209	291,758	572,832

Due from Affiliates	5,434,078	5,516,820	5,845,843	6,357,462	6,395,165

Intangible Assets, Net	156,269	147,294	140,458	131,359	122,324

Goodwill	1,890,202	1,890,202	1,890,202	1,890,202	1,890,202

Other Assets	929,107	877,000	900,582	1,157,719	1,035,171

Right-of-Use Assets	807,487	793,690	773,030	757,459	786,276

Deferred Tax Assets	2,157,920	2,105,277	2,100,275	2,056,223	2,066,953

Total Assets	$45,255,629	$45,373,094	$46,554,290	$47,708,975	$48,326,982

Liabilities and Equity

Loans Payable	$12,454,559	$12,008,870	$12,002,650	$12,445,144	$13,280,285

Due to Affiliates	3,361,900	2,802,514	3,000,083	3,224,432	3,244,627

Accrued Compensation and Benefits	6,164,503	6,065,974	6,385,958	6,411,389	6,396,285

Operating Lease Liabilities	937,369	918,887	886,135	861,021	881,566

Accounts Payable, Accrued Expenses and Other Liabilities	2,472,395	2,497,969	2,918,023	2,885,817	3,107,508

Total Liabilities	25,390,726	24,294,214	25,192,849	25,827,803	26,910,271

Redeemable Non-Controlling Interests in Consolidated Entities	1,382,374	1,487,129	1,476,212	1,380,503	1,400,419

Equity

Common Stock, $0.00001 par value (751,535,403 shares issued and outstanding as of March 31, 2026)	7	7	7	7	7

Series I Preferred Stock, $0.00001 par value (1 share issued and outstanding as of March 31, 2026)	-	-	-	-	-

Series II Preferred Stock, $0.00001 par value (1 share issued and outstanding as of March 31, 2026)	-	-	-	-	-

Additional Paid-in-Capital	7,686,980	7,988,663	8,214,078	8,479,886	8,710,266

Retained Earnings (Deficit)	320,160	362,614	184,040	191,641	(323,733)

Accumulated Other Comprehensive Income (Loss)	(29,027)	1,055	(5,602)	(6,008)	(15,770)

Non-Controlling Interests in Consolidated Entities	6,400,585	6,847,785	7,162,957	7,224,211	7,226,994

Non-Controlling Interests in Blackstone Holdings	4,103,824	4,391,627	4,329,749	4,610,932	4,418,528

Total Equity	18,482,529	19,591,751	19,885,229	20,500,669	20,016,292

Total Liabilities and Equity	$45,255,629	$45,373,094	$46,554,290	$47,708,975	$48,326,982

See page 31, Reconciliation of GAAP to Non-GAAP Balance Sheet Measures.	Blackstone | 30

RECONCILIATION OF GAAP TO NON-GAAP BALANCE SHEET MEASURES

($ in thousands)	1Q’25	2Q’25	3Q’25	4Q’25	1Q’26

Investments of Consolidated Blackstone Funds	$4,589,194	$5,101,278	$5,507,078	$5,180,879	$5,189,519

Equity Method Investments

Partnership Investments	6,740,598	6,942,526	6,936,411	6,546,190	6,612,536

Accrued Performance Allocations	12,522,848	12,054,879	11,933,738	12,980,356	13,002,955

Corporate Treasury Investments	106,684	229,497	262,582	359,657	167,389

Other Investments	6,300,105	6,807,324	6,888,634	7,145,029	7,775,220

Total GAAP Investments	30,259,429	31,135,504	31,528,443	32,212,111	32,747,619

Accrued Performance Allocations - GAAP	$12,522,848	$12,054,879	$11,933,738	$12,980,356	$13,002,955

Impact of Consolidation (a)	-	-	-	-	-

Due from Affiliates - GAAP (b)	249,376	229,359	215,647	577,467	204,866

Less: Net Realized Performance Revenues (c)	(927,240)	(456,507)	(379,797)	(1,081,738)	(630,610)

Less: Accrued Performance Compensation - GAAP (d)	(5,446,352)	(5,220,188)	(5,258,769)	(5,733,563)	(5,577,711)

Net Accrued Performance Revenues	$6,398,632	$6,607,543	$6,510,819	$6,742,522	$6,999,500

Corporate Treasury and Other Investments - GAAP	$6,406,789	$7,036,821	$7,151,216	$7,504,686	$7,942,609

Impact of Consolidation (a)	857,457	965,045	932,562	758,128	726,047

Other Assets (e)	180,761	337,228	563,415	409,248	568,481

Other Liabilities (f)	(3,653)	(3,190)	(3,417)	(3,357)	(325,313)

Corporate Treasury and Other Investments - Deconsolidated (g)	$7,441,354	$8,335,904	$8,643,776	$8,668,705	$8,911,824

Partnership Investments - GAAP	$6,740,598	$6,942,526	$6,936,411	$6,546,190	$6,612,536

Impact of Consolidation (h)	(3,559,722)	(3,653,037)	(3,620,409)	(3,639,431)	(3,662,090)

GP/Fund Investments - Deconsolidated	$3,180,876	$3,289,489	$3,316,002	$2,906,759	$2,950,446

Loans Payable - GAAP	$12,454,559	$12,008,870	$12,002,650	$12,445,144	$13,280,285

Impact of Consolidation (i)	(266,568)	(128,335)	(328,044)	(126,420)	(90,747)

Outstanding Debt - Carrying Value	12,187,991	11,880,535	11,674,606	12,318,724	13,189,538

Unamortized Discount	125,209	123,255	120,174	128,096	124,472

Outstanding Debt (at par) - Deconsolidated	$12,313,200	$12,003,790	$11,794,780	$12,446,820	$13,314,010

(a)	This adjustment adds back investments in consolidated Blackstone Funds which have been eliminated in consolidation.
(b)	Represents GAAP accrued performance revenue recorded within Due from Affiliates.
(c)	Represents Performance Revenues realized but not yet distributed as of the reporting date and are included in Distributable Earnings in the period they are realized.
(d)	Represents GAAP accrued performance compensation associated with Accrued Performance Allocations and is recorded within Accrued Compensation and Benefits and Due to Affiliates.
(e)	This adjustment adds other assets related to Treasury Operations that are recorded within Accounts Receivable, Other Assets and Due from Affiliates.
(f)	This adjustment adds other liabilities related to Treasury Operations that are recorded within Accounts Payable, Accrued Expenses and Other Liabilities.
(g)

Deconsolidated Other Investments was $8.4 billion as of March 31, 2026, which was comprised of $7.8 billion of liquid investments and $576 million of illiquid investments. The liquid portion of Other Investments relates to public equity securities and other investments held by Blackstone that can be easily converted to cash and may include securities and investments subject to lock-up periods.

(h)

This adjustment removes amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests and adds back investments in consolidated Blackstone Funds which have been eliminated in consolidation.

(i)	This adjustment removes amounts related to consolidated Blackstone Funds.

Blackstone | 31

RECONCILIATION OF GAAP TO TOTAL SEGMENTS

	QTD					LTM

($ in thousands)	1Q’25	2Q’25	3Q’25	4Q’25	1Q’26	1Q’25	1Q’26

Management and Advisory Fees, Net

GAAP	$1,904,317	$2,035,495	$2,056,248	$2,079,541	$2,148,620	$7,366,105	$8,319,904

Segment Adjustment (a)	(12,319)	(15,483)	(14,428)	(17,322)	(15,812)	(48,144)	(63,045)

Total Segment	$1,891,998	$2,020,012	$2,041,820	$2,062,219	$2,132,808	$7,317,961	$8,256,859

GAAP Realized Performance Revenues to Total Segment Fee Related Performance Revenues

GAAP

Incentive Fees	191,825	195,414	200,675	390,288	165,419	976,662	951,796

Investment Income - Realized Performance Allocations	562,050	829,820	997,296	1,273,077	1,103,173	3,367,279	4,203,366

GAAP	$753,875	$1,025,234	$1,197,971	$1,663,365	$1,268,592	$4,343,941	$5,155,162

Total Segment

Less: Realized Performance Revenues	(460,023)	(553,121)	(744,953)	(1,057,432)	(780,494)	(2,210,661)	(3,136,000)

Segment Adjustment (b)	63	(63)	-	512	-	1,079	449

Total Segment	$293,915	$472,050	$453,018	$606,445	$488,098	$2,134,359	$2,019,611

GAAP Compensation to Total Segment Fee Related Compensation

GAAP

Compensation	1,029,362	870,358	845,659	925,814	1,166,897	3,282,788	3,808,728

Incentive Fees Compensation	57,029	67,363	61,882	88,628	54,368	356,908	272,241

Realized Performance Allocations Compensation	241,890	331,191	354,765	369,626	433,449	1,415,213	1,489,031

GAAP	$1,328,281	$1,268,912	$1,262,306	$1,384,068	$1,654,714	$5,054,909	$5,570,000

Total Segment

Less: Realized Performance Compensation	(220,924)	(256,624)	(302,642)	(310,405)	(364,056)	(919,146)	(1,233,727)

Less: Equity-Based Compensation - Fee Related Compensation	(464,053)	(306,495)	(296,506)	(345,649)	(549,703)	(1,293,707)	(1,498,353)

Less: Equity-Based Compensation - Performance Compensation	(7,249)	(5,523)	(5,056)	(12,715)	(11,514)	(18,938)	(34,808)

Segment Adjustment (c)	(19,073)	46	(11)	13	29	(20,891)	77

Total Segment	$616,982	$700,316	$658,091	$715,312	$729,470	$2,802,227	$2,803,189

GAAP General, Administrative and Other to Total Segment Other Operating Expenses

GAAP	$332,373	$360,817	$383,580	$447,778	$372,821	$1,324,332	$1,564,996

Segment Adjustment (d)	(25,498)	(28,574)	(27,510)	(29,727)	(29,366)	(58,343)	(115,177)

Total Segment	$306,875	$332,243	$356,070	$418,051	$343,455	$1,265,989	$1,449,819

Realized Performance Revenues

GAAP

Incentive Fees	191,825	195,414	200,675	390,288	165,419	976,662	951,796

Investment Income - Realized Performance Allocations	562,050	829,820	997,296	1,273,077	1,103,173	3,367,279	4,203,366

GAAP	$753,875	$1,025,234	$1,197,971	$1,663,365	$1,268,592	$4,343,941	$5,155,162

Total Segment

Less: Fee Related Performance Revenues	(293,915)	(472,050)	(453,018)	(606,445)	(488,098)	(2,134,359)	(2,019,611)

Segment Adjustment (b)	63	(63)	-	512	-	1,079	449

Total Segment	$460,023	$553,121	$744,953	$1,057,432	$780,494	$2,210,661	$3,136,000

Blackstone | 32

RECONCILIATION OF GAAP TO TOTAL SEGMENTS – (CONT’D)

	QTD					LTM

($ in thousands)	1Q’25	2Q’25	3Q’25	4Q’25	1Q’26	1Q’25	1Q’26

Realized Performance Compensation

GAAP

Incentive Fee Compensation	$57,029	$67,363	$61,882	$88,628	$54,368	$356,908	$272,241

Realized Performance Allocations Compensation	241,890	331,191	354,765	369,626	433,449	1,415,213	1,489,031

GAAP	$298,919	$398,554	$416,647	$458,254	$487,817	$1,772,121	$1,761,272

Total Segment

Less: Fee Related Performance Compensation (e)	(70,746)	(136,407)	(108,949)	(135,134)	(112,247)	(834,037)	(492,737)

Less: Equity-Based Compensation - Performance Compensation	(7,249)	(5,523)	(5,056)	(12,715)	(11,514)	(18,938)	(34,808)

Total Segment	$220,924	$256,624	$302,642	$310,405	$364,056	$919,146	$1,233,727

Realized Principal Investment Income (Loss)

GAAP	$185,542	$97,171	$152,652	$262,267	$143,020	$439,203	$655,110

Segment Adjustment (f)	(67,632)	(67,750)	(90,117)	(52,390)	(111,047)	(238,705)	(321,304)

Total Segment	$117,910	$29,421	$62,535	$209,877	$31,973	$200,498	$333,806

GAAP Interest and Dividend Revenue net of Interest Expense to Total Segment Net Interest and Dividend Income (Loss)

GAAP

Interest and Dividend Revenue	97,420	100,389	107,538	110,746	107,940	410,740	426,613

Interest Expense	(118,115)	(135,822)	(126,288)	(128,089)	(137,053)	(453,600)	(527,252)

GAAP	$(20,695)	$(35,433)	$(18,750)	$(17,343)	$(29,113)	$(42,860)	$(100,639)

Segment Adjustment (g)	165	10,790	198	67	6,995	(1,306)	18,050

Total Segment	$(20,530)	$(24,643)	$(18,552)	$(17,276)	$(22,118)	$(44,166)	$(82,589)

This analysis reconciles the components of Total Segment Distributable Earnings (page 3) to their equivalent GAAP measures, reported on the Consolidated Statement of Operations (page 26). Segment basis presents revenues and expenses on a basis that deconsolidates the investment funds Blackstone manages and excludes the amortization of intangibles, the expense of equity-based awards and Transaction-Related and Non-Recurring Items.

(a)

Represents (1) the add back of net management fees earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of amounts attributable to the reimbursement of certain expenses by the Blackstone Funds and certain NAV-based fee arrangements, which are presented on a gross basis under GAAP but as a reduction of Management and Advisory Fees, Net in the Total Segment measures.

(b)	Represents the add back of Performance Revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation.
(c)	Represents the removal of Transaction-Related and Non-Recurring Items that are not recorded in the Total Segment measures.
(d)

Represents the (1) removal of Transaction-Related and Non-Recurring Items that are not recorded in the Total Segment measures, (2) removal of amounts attributable to certain expenses that are reimbursed by the Blackstone Funds and certain NAV-based fee arrangements, which are presented on a gross basis under GAAP but as a reduction of Management and Advisory Fees, Net in the Total Segment measures, and (3) a reduction equal to an administrative fee collected on a quarterly basis from certain holders of Blackstone Holdings Partnership Units which is accounted for as a capital contribution under GAAP, but is reflected as a reduction of Other Operating Expenses in Blackstone’s segment presentation.

(e)	Fee related performance compensation may include equity based compensation based on fee related performance revenues.
(f)

Represents (1) the add back of Principal Investment Income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non- controlling interests.

(g)

Represents (1) the add back of Interest and Dividend Revenue earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of interest expense associated with the Tax Receivable Agreement.

Blackstone | 33

NOTES

Notes to page 4 - Investment Performance and Net Accrued Performance Revenues

▪	The changes in carrying value, fund returns and composite returns presented throughout this presentation represent those of the applicable Blackstone Funds and not those of Blackstone.

▪	Core+ appreciation represents a weighted average of BREIT’s per share appreciation, BEPIF’s per share appreciation, and BPP’s appreciation for the period. The returns are weighted based on the average of BREIT’s monthly net asset values, BEPIF’s monthly net asset values, and the average of BPP’s net asset value.

▪	Throughout this presentation, Secondaries reflects Strategic Partners and GP Stakes unless otherwise indicated. Results for the Secondaries business refer to the appreciation of the Strategic Partners funds and do not include results for GP Stakes. Strategic Partners results are reported on a three-month lag from fund financial statements, which generally report underlying investments on a same-quarter basis, if available. As a result, the appreciation presented herein does not include the impact of economic and market activity in the current quarter. Current market activity is expected to affect reported results in upcoming quarters.

▪	Throughout this presentation, Infrastructure refers to our infrastructure-focused funds, including Blackstone Infrastructure Partners’ funds (“BIP”) and Blackstone Infrastructure Strategies (“BXINFRA”). AUM, inflows, and related metrics for Infrastructure refer to BIP and the portion of BXINFRA assets that are managed in Infrastructure. Infrastructure appreciation represents a weighted average of BIP’s appreciation and BXINFRA’s per share appreciation for the period. The returns are weighted based on the average of BIP’s quarterly net asset value and the average of BXINFRA’s monthly net asset values.

▪	Private Credit returns include the Flagship commingled funds across the opportunistic lending, global middle market direct lending funds (including BXSL, BCRED, and ECRED strategies), stressed/distressed strategies, and non-investment grade infrastructure and asset-based credit strategies. Separately managed accounts, funds with a limited number of limited partners that are not broadly marketed, inactive investment strategies, unlevered funds within a strategy that has designated levered and unlevered sleeves, and Multi-Asset Credit strategies are excluded. Liquid Credit returns include CLOs, closed-ended funds, open-ended funds and separately managed accounts. Only fee-earning funds exceeding $100 million of fair value at the beginning of each respective quarter-end are included. Funds in liquidation, funds investing primarily in investment grade corporate credit and asset-based finance are excluded. Blackstone Funds that were contributed to Blackstone Credit as part of Blackstone’s acquisition of Blackstone Credit, formerly known as GSO, in March 2008 and the pre-acquisition date performance for funds and vehicles acquired by Blackstone Credit subsequent to March 2008, are also excluded.

▪	The Absolute Return Composite gross and net returns are based on the Multi-Asset Investing (“BXMA”) Absolute Return Composite, which includes only BXMA-managed commingled and customized multi-manager funds and accounts and does not include BXMA’s liquid solutions group, seeding, multi-strategy, and advisory (non-discretionary) platforms, except for investments by Absolute Return funds directly into those platforms. BXMA-managed funds in liquidation and, in the case of net returns, non fee-paying assets are also excluded. The funds/accounts that comprise the Absolute Return Composite are not managed within a single fund or account and are managed with different mandates. There is no guarantee that BXMA would have made the same mix of investments in a stand-alone fund/account. The Absolute Return Composite is not an investible product and, as such, the performance of the Absolute Return Composite does not represent the performance of an actual fund or account.

Notes to page 17 – Deconsolidated Balance Sheet Highlights

▪	GP/Fund Investments include Blackstone investments in Real Estate, Private Equity, Credit & Insurance, and Multi-Asset Investing, which were $754 million, $1.7 billion, $372 million, and $125 million, respectively, as of March 31, 2026. Cash and Net Investments per share amounts are calculated using period end DE Shares Outstanding (see page 24, Share Summary).

Blackstone | 34

NOTES – (CONT’D)

Notes to page 23 – Shareholder Dividends

▪	DE before Certain Payables represents Distributable Earnings before the deduction for the Payable Under Tax Receivable Agreement and tax expense (benefit) of wholly owned subsidiaries. Common shareholders receive tax benefits from deductions taken by Blackstone’s corporate tax paying subsidiaries and bear responsibility for the deduction from Distributable Earnings of the Payable Under Tax Receivable Agreement and certain other tax-related payables.

▪	Per Share calculations are based on end of period Participating Common Shares (page 24, Share Summary); actual dividends are paid to shareholders as of the applicable record date.

▪	Retained capital is withheld pro rata from common shareholders and Blackstone Holdings Partnership unitholders. Common shareholders’ share was $157 million for 1Q’26 and $682 million for 1Q’26 LTM.

Blackstone | 35

DEFINITIONS AND DIVIDEND POLICY

Blackstone discloses the following operating metrics and financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”) in this presentation:

▪	Segment Distributable Earnings, or “Segment DE”, is Blackstone’s segment profitability measure used to make operating decisions and assess performance across Blackstone’s four segments. Segment DE represents the net realized earnings of Blackstone’s segments and is the sum of Fee Related Earnings and Net Realizations for each segment. Blackstone’s segments are presented on a basis that deconsolidates Blackstone Funds, eliminates non-controlling ownership interests in Blackstone’s consolidated operating partnerships, removes the amortization of intangible assets and removes Transaction-Related and Non-Recurring Items. Segment DE excludes unrealized activity and is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.

–	Net Realizations is presented on a segment basis and is the sum of Realized Principal Investment Income and Realized Performance Revenues (which refers to Realized Performance Revenues excluding Fee Related Performance Revenues), less Realized Performance Compensation (which refers to Realized Performance Compensation excluding Fee Related Performance Compensation and Equity-Based Performance Compensation).

–	Segment Revenues represent Net Management and Advisory Fees, Fee Related Performance Revenues, Realized Performance Revenues and Realized Principal Investment Income.

▪	Distributable Earnings, or “DE”, is derived from Blackstone’s segment reported results. DE is used to assess performance and amounts available for dividends to Blackstone shareholders, including Blackstone personnel and others who are limited partners of the Blackstone Holdings Partnerships. DE is the sum of Segment DE plus Net Interest and Dividend Income (Loss) less Taxes and Related Payables. DE excludes unrealized activity and is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.

–	Net Interest and Dividend Income (Loss) is presented on a segment basis and is equal to Interest and Dividend Revenue less Interest Expense, adjusted for the impact of consolidation of Blackstone Funds, and interest expense associated with the Tax Receivable Agreement.

–	Taxes and Related Payables represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss) Before Provision (Benefit) for Taxes and including the Payable under the Tax Receivable Agreement. Further, the current tax provision utilized when calculating Taxes and Related Payables and DE reflects the benefit of deductions available to the company on certain expense items that are excluded from the underlying calculation of Segment DE and Total Segment Distributable Earnings, such as equity-based compensation charges and certain Transaction-Related and Non-Recurring Items where there is a current tax provision or benefit. The economic assumptions and methodologies that impact the implied income tax provision are the same as those methodologies and assumptions used in calculating the current income tax provision for Blackstone’s consolidated statements of operations under U.S. GAAP, excluding the impact of divestitures and accrued tax contingency related liabilities or refunds which are reflected when paid or received. The Payable under the Tax Receivable Agreement reflects the expected amount of tax savings generated in the period that holders of the Tax Receivable Agreements are entitled to receive in future periods. Management believes that including the amount payable under the tax receivable agreement and utilizing the current income tax provision adjusted as described above when calculating DE is meaningful as it increases comparability between periods and more accurately reflects earnings that are available for distribution to shareholders.

▪	Fee Related Earnings, or “FRE”, is a performance measure used to assess Blackstone’s ability to generate profits from revenues that are measured and received on a recurring basis and not subject to future realization events. FRE equals management and advisory fees (net of management fee reductions and offsets) plus Fee Related Performance Revenues, less (a) Fee Related Compensation on a segment basis, and (b) Other Operating Expenses. FRE is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.

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DEFINITIONS AND DIVIDEND POLICY – (CONT’D)

–	Fee Related Compensation is presented on a segment basis and refers to the compensation expense, excluding Equity-Based Compensation, directly related to (a) Management and Advisory Fees, Net and (b) Fee Related Performance Revenues, referred to as Fee Related Performance Compensation.

–	Fee Related Performance Revenues refers to the realized portion of Performance Revenues from Perpetual Capital that are (a) measured and received on a recurring basis, and (b) not dependent on realization events from the underlying investments.

–	Other Operating Expenses is presented on a segment basis and is equal to General, Administrative and Other Expenses, adjusted to (a) remove the Transaction-Related and Non-Recurring Items that are not recorded in the Total Segment measures, (b) remove certain expenses reimbursed by the Blackstone Funds which are netted against Management and Advisory Fees, Net in Blackstone’s segment presentation, and (c) give effect to an administrative fee collected on a quarterly basis from certain holders of Blackstone Holdings Partnership Units. The administrative fee is accounted for as a capital contribution under GAAP, but is reflected as a reduction of Other Operating Expenses in Blackstone’s segment presentation.

–	Perpetual Capital refers to the component of assets under management with an indefinite term, that is not in liquidation, and for which there is no requirement to return capital to investors through redemption requests in the ordinary course of business, except where funded by new capital inflows or where required redemption requests are limited in quantum. Includes co-investment capital with an investor right to convert into Perpetual Capital.

–	FRE Margin is calculated by dividing Fee Related Earnings by Fee Related Revenues (defined as the sum of Total Segment Management and Advisory Fees, Net and Fee Related Performance Revenues).

▪	Adjusted Earnings Before Interest, Taxes and Depreciation and Amortization, or “Adjusted EBITDA”, is a supplemental measure used to assess performance derived from Blackstone’s segment results and may be used to assess its ability to service its borrowings. Adjusted EBITDA represents Distributable Earnings plus the addition of (a) Interest Expense on a segment basis, (b) Taxes and Related Payables, and (c) Depreciation and Amortization. Adjusted EBITDA is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.

▪	Performance Revenues collectively refers to: (a) Incentive Fees, and (b) Performance Allocations.

▪	Performance Compensation collectively refers to: (a) Incentive Fee Compensation, and (b) Performance Allocations Compensation.

–	Performance Compensation reflects, pursuant to an ongoing compensation program, an increase in the aggregate Realized Performance Compensation paid to certain of our professionals above the amounts allocable to them based upon the percentage participation in the relevant performance plans previously awarded to them. The expectation is that for the full year 2026, Fee Related Compensation will be decreased by the total amount of additional Performance Compensation awarded for the year. For 1Q’26 QTD and 1Q’26 LTM, the increase to Realized Performance Compensation was greater than the decrease to Fee Related Compensation, which negatively impacted Distributable Earnings for the current year quarter and LTM period. For 1Q’25 QTD, the increase to Realized Performance Compensation was greater than the decrease to Fee Related Compensation, which negatively impacted Distributable Earnings for the prior year quarter. For 1Q’25 LTM, the increase to Realized Performance Compensation was less than the decrease to Fee Related Compensation, which favorably impacted Distributable Earnings for the prior year LTM period. The impact of this program in an individual quarter is based on the estimated amount of Realized Performance Compensation expected to be paid to such professionals for the full year. The program does not impact Income Before Provision (Benefit) for Taxes and Distributable Earnings for the full year.

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DEFINITIONS AND DIVIDEND POLICY – (CONT’D)

▪	Transaction-Related and Non-Recurring Items arise from corporate actions including acquisitions, divestitures, Blackstone’s initial public offering, and non-recurring gains, losses, or other charges, if any. They consist primarily of equity-based compensation charges, gains and losses on contingent consideration arrangements, changes in the balance of the Tax Receivable Agreement resulting from a change in tax law or similar event, transaction costs, gains or losses associated with these corporate actions, and non-recurring gains, losses or other charges that affect period-to-period comparability and are not reflective of Blackstone’s operational performance.

▪	Private Wealth AUM refers to the portion of assets under management attributable to the individual investor channel and comprises (a) all AUM in vehicles that are primarily targeted to the individual investor channel and (b) AUM attributable only to individual investors (including through private wealth distribution agreements) in vehicles that are not primarily targeted to the individual investor channel.

Dividend Policy. Blackstone’s intention is to pay to holders of common stock a quarterly dividend representing approximately 85% of Blackstone Inc.’s share of Distributable Earnings, subject to adjustment by amounts determined by Blackstone’s board of directors to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to provide for future cash requirements such as tax-related payments, clawback obligations and dividends to shareholders for any ensuing quarter. The dividend amount could also be adjusted upward in any one quarter. All of the foregoing is subject to the qualification that the declaration and payment of any dividends are at the sole discretion of Blackstone’s board of directors and our board of directors may change our dividend policy at any time, including, without limitation, to reduce such quarterly dividends or even to eliminate such dividends entirely.

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FORWARD-LOOKING STATEMENTS

This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect our current views with respect to, among other things, our operations, taxes, earnings and financial performance, share repurchases and dividends. You can identify these forward-looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “scheduled,” “estimates,” “anticipates,” “opportunity,” “leads,” “forecast,” “possible” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include but are not limited to those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, as such factors may be updated from time to time in our subsequent filings with the United States Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report and in our other periodic filings. The forward-looking statements speak only as of the date of this report, and we undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

This presentation does not constitute an offer of any Blackstone Fund.

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